UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2006
DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32678 (Commission File Number)	03-0567133 (IRS Employer Identification No.)
370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 633-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On March 8, 2006, DCP Midstream Partners, LP participated in the 2006 Master Limited Partnership Investor Conference in New York City. Mr. Michael J. Bradley, President and Chief Executive Officer of the company, was a presenter at the conference and announced during his presentation that the company has entered into agreements with one of the company’s sponsors, ConocoPhillips, to expand the current gathering and transportation services relationship between the companies. The new agreements will add acreage and extend the terms of the existing dedication through 2011. Mr. Bradley discussed that upon execution of a successful ConocoPhillips drilling program, approximately 20 to 40 new wells may be added to DCP Midstream’s system in 2006 with additional volumes possible over the next three years.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP
By:	DCP MIDSTREAM GP, LP
its General Partner

By:	DCP MIDSTREAM GP, LLC
its General Partner

March 8, 2006	By:	/s/ Michael S. Richards
		Name:	Michael S. Richards
		Title:	Vice President, General Counsel and Secretary

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